Promissory convertible note	12 Months Ended
Dec. 31, 2012
Promissory convertible note

8. Promissory convertible note

On February 17, 2012, the Company issued promissory notes with its existing largest shareholder and several other investors including an affiliate of the Company’s CEO to the affiliates of our directors and senior management (the “Lenders”) and received net proceeds of $3,000. The interest accrued on the outstanding principal amount at the rate of ten percent per annum. All computations of interest were made for the actual number of days occurring in the period for which such interest is payable on basis of a 365 day year. The Lenders had the right to convert the principal and any interest due into ordinary shares of the Company at a fixed conversion price per share.

On August 17, 2012, the Lenders converted the principal and accrued interests of $149 to ordinary shares at the conversion price of $1 per share and 3,148,833 shares were issued on August 27, 2012.